                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 6, 1999


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      Maryland                   1-12514                       84-1246585
   (State or Other             (Commission                   (IRS Employer
   Jurisdiction of             File Number)                Identification No.)
   Incorporation)
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                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (610) 834-7950
--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On August 9, 1999, American Real Estate Investment Corporation (the "Company") announced that it entered into an agreement to acquire certain entities owning real property from Reckson Morris Industrial Trust, Reckson Operating Partnership, L.P., Robert Morris, Joseph D. Morris and certain related entities ("Morris") pursuant to a Contribution and Exchange Agreement (the "Contribution Agreement"), dated as of August 6, 1999. Pursuant to the Contribution Agreement, attached hereto as Exhibit 10.1, entities owning 28 "big box" industrial facilities aggregating 6.1 million square feet will be contributed to the Company in exchange for approximately $300 million of preferred stock and common stock of the Company, preferred units of the Company's operating partnership, American Real Estate Investment, L.P., cash, and assumed indebtedness. The Company expects to finance the cash portion of the consideration through mortgage financing and other capital raising transactions. The mortgage financing will be funded from proceeds of a $98 million loan from an institutional lender with a six year term and a fixed rate of 7.45%.

         In acquiring these industrial facilities, the Company will acquire approximately 111 acres of land, supporting approximately 1.6 million square feet of development and definitive options for approximately 259 additional acres of land, supporting approximately 2.9 million square feet of development. As part of this transaction, the Company will enter into a strategic alliance with Morris to develop the land it is purchasing and will have a three year exclusivity agreement on all of Morris' New Jersey industrial investment opportunities.

         The acquisition is expected to close in three phases, subject to the satisfaction of certain customary closing conditions. The first phase, which includes 22 buildings representing approximately 3.9 million square feet is expected to close in September 1999. The second and third phases, each comprised of three buildings containing 1.1 million square feet for a total of six buildings aggregating 2.2 million square feet, are expected to close by April 30, 2000.

         The Reckson Morris Industrial Portfolio is located in New Jersey and New York as follows:

PHASE I PROPERTIES


                                                                          Leaseable      Occupancy       Year Built/
Property Address                      Location                           Square Feet    May 31, 1999       Renovated
----------------                      --------                           -----------    ------------     -----------

118 Moonachie Avenue                  Carlstadt, NJ                         243,751        100.0%           1989
135 Fieldcrest Avenue                 Edison, NJ                             77,975        100.0%           1980
18 Madison Road                       Fairfield, NJ                          14,000        100.0%           1979
200 Carter Drive                      Edison, NJ                            105,910        100.0%           1985
200 Industrial Avenue                 Teterboro, NJ                         332,352        100.0%           1998
200-250 Kennedy Drive                 Sayerville, NJ                        164,267        100.0%           1988
21 Cranbury Road                      Cranbury, NJ                          845,835        100.0%           1988
22 Madison Road                       Fairfield, NJ                          39,875        100.0%           1980
24 Abeel Road                         Cranbury, NJ                           40,022        100.0%           1978
24 Madison Road                       Fairfield, NJ                          35,494        100.0%           1992
243 St. Nicholas Avenue               South Plainfield, NJ                   15,000        100.0%           1984
26 Madison Road                       Fairfield, NJ                          30,306        100.0%           1992
275-285 Pierce Street                 Franklin Township, NJ                 102,735        100.0%           1988
300-350 Kennedy Drive                 Sayerville, NJ                        161,705        100.0%           1988
301-321 Herrod Boulevard              South Brunswick, NJ                   610,949        100.0%           1989
309 Kennedy Drive                     Sayerville, NJ                        202,000        100.0%           1996
34 Englehard Drive                    Cranbury, NJ                          203,404        100.0%           1982
409 Kennedy Drive                     Sayerville, NJ                        225,831        100.0%           1996
535 Secaucus Road                     Secaucus, NJ                           68,439        100.0%           1974
55 Carter Drive                       Edison, NJ                            108,548         80.0%           1986
One Nixon Lane                        Edison, NJ                            192,829        100.0%           1987
Mt. Ebo                               Mt. Ebo, NY                            93,948        100.0%           1992
                                                                         ----------
                                                                 Total    3,915,175
                                                                         ----------
                                                                         ----------


PHASE II PROPERTIES


                                                                          Leaseable      Occupancy       Year Built/
Property Address                      Location                           Square Feet    May 31, 1999       Renovated
----------------                      --------                           -----------    ------------     -----------
Nixon Park                            Edison, NJ                            851,907          (1)             (1)
Six Joanna Court                      East Brunswick, NJ                    214,000          0%             1978
30 Stultz Road                        East Brunswick, NJ                     60,317          0%             1974
                                                                         ----------
                                                                 Total    1,126,224
                                                                         ----------
                                                                         ----------



(1) Under construction, leases are signed for approximately 71% of the leaseable square feet.

PHASE III PROPERTIES


                                                                          Leaseable      Occupancy       Year Built/
Property Address                      Location                           Square Feet    May 31, 1999       Renovated
----------------                      --------                           -----------    ------------     -----------
400 Cabot Drive                       Hamilton Township, NJ                 585,510         100%            1990
Four Applegate Drive                  Washington Township, NJ               265,000         100%            1998
5 Henderson Drive                     West Caldwell, NJ                     210,530         100%          1967/1990
                                                                         ----------
                                                                 Total    1,061,040
                                                                         ----------
                                                                         ----------



The following table set forth below shows certain information regarding rental rates and lease expirations for the Phase I properties of the Reckson Morris Industrial Portfolio as of May 31, 1999 (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):



                                                                                                             Annualized Rent
                                                                     Percentage of                          Per Leased Square
    Year of Lease        Number of Expiring    Square Footage of      Total Leased     Annualized Rent of    Foot of Expiring
      Expiration               Leases           Expiring Leases       Square Feet      Expiring Leases (1)        Leases
----------------------- ---------------------- ------------------- ------------------- -------------------- -------------------
         1999                     4                      299,961            7.69%        $      1,167,900      $       3.89
         2000                     8                      229,503            5.88%               1,105,044              4.81
         2001                     2                      367,983            9.43%               2,294,004              6.23
         2002                     1                      610,949           15.65%               2,291,064              3.75
         2003                     5                      117,423            3.01%                 552,390              4.70
         2004                     8                      590,871           15.14%               2,555,232              4.32
         2006                     4                      687,355           17.61%               2,959,980              4.31
         2007                     2                      183,040            4.69%               1,213,443              6.63
         2008                     1                      483,507           12.39%               1,987,212              4.11
         2013                     1                      332,352            8.51%               2,193,408              6.60
                        ---------------------- ------------------- ------------------- -------------------- -------------------
     Grand Total                 36                    3,902,944          100.00%        $     18,319,677      $       4.69
                                 --                    ---------          -------        ----------------      ------------
                                 --                    ---------          -------        ----------------      ------------




(1) Annualized Rent of Expiring Leases, as used above, represents the monthly contractual rental rate as of May 31, 1999, multiplied by twelve.

As of May 31, 1999, phase I of the Reckson Morris Industrial Portfolio was approximately 99.7% leased to 36 tenants. Two tenants, Herrod Distribution and Cosmetic Essence, individually occupy more than 10% of the total net rentable area of phase I of the Reckson Morris Industrial portfolio.

The sellers of the Reckson Morris Industrial Portfolio(Reckson Operating Partnership LP, Reckson Morris Industrial Trust, Reckson Morris Industrial Interim GP, LLC, Robert Morris, Joseph D. Morris, Ronald Schram, Mark M. Bava, The Drew Morris Trust, The Justin Morris Trust, The Keith Morris Trust, The Joseph D. Morris Family Limited Partnership, and The Robert Morris Family Limited Partnership) are parties unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants. The purchase price was determined through an arm's length negotiation between the Company and the sellers.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          It is impracticable to file with this Form 8-K the financial statements required by this Item 7 with regard to the acquisition described in Item 2 above. Those financial statements will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION

          It is impracticable to file with this Form 8-K the pro forma financial information required by this Item 7 with regard to the acquisition described in Item 2 above. This information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

     (c)  EXHIBITS

          10.1 Contribution and Exchange Agreement, dated as of August 6, 1999 by and beteween Reckson Operating Partnership LP, Reckson Morris Industrial Trust, Reckson Morris Industrial Interim GP, LLC, Robert Morris, Joseph D. Morris, Ronald Schram, Mark M. Bava, The Drew Morris Trust, The Justin Morris Trust, The Keith Morris Trust, The Joseph D. Morris Family Limited Partnership, and The Robert Morris Family Limited Partnership and American Real Estate Investment, L.P. and American Real Estate Investment Corporation

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AMERICAN REAL ESTATE INVESTMENT
                                       CORPORATION

Date:    August 19, 1999               By  /s/ Jeffrey E. Kelter
                                           -----------------------------------
                                           Jeffrey E. Kelter
                                           President and Chief Executive Officer


Date:    August 19, 1999               By  /s/ Timothy A. Peterson
                                           -----------------------------------
                                           Timothy A. Peterson
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary


Date:    August 19, 1999               By  /s/ Timothy E. Mckenna
                                           -----------------------------------
                                           Timothy E. McKenna
                                           Treasurer
                                           (Principal Accounting Officer)